UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Act of 1934
Date of Report (date of earliest event reported):  June 24, 2009 (June 18
                                                                     2009)


                              HSM HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)


           Delaware                      000-51880           27-0335366
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                        Identification Number)


                             1118 Jefferson Street
                          Lafayette, Louisiana 70501
                   (Address of principal executive offices)

                                 (337) 269-5933
              (Registrants telephone number, including area code)

                                P.O. Box 527531
                            Flushing, New York 11352
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
0 Written communications pursuant to Rule 425 under the Securities Act
  (17 CFR 230.425)
0 Soliciting material pursuant to Rule 14a-12 under the Exchange Act
  (17 CFR 240.14a-12)
0 Pre-commencement communications pursuant to Rule 14d-2(b) under the
  Exchange Act (17 CFR 240.14d-2(b))
0 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Description of Transaction:

On June 19, 2009, pursuant to that certain Stock Purchase Agreement dated as of June 18, 2009 by and among G. Darcy Klug, Anthony Hu, Simone Crighton, Robert Young and HSM Holdings, Inc., a Delaware corporation (the Company), a copy of which is included as an exhibit to this report and is hereby incorporated by reference into this Item 5.01, G. Darcy Klug purchased a total of 10,000,000 shares of the issued and outstanding common stock, par value $0.001 per share (the Common Stock), of the Company from Anthony Hu, Simone Crighton and Robert Young for cash consideration totalling $40,000 (the Transaction). The 10,000,000 shares acquired represented 100% of the issued and outstanding shares of Common Stock of the Company at the time of the transfer. The Companys only outstanding voting securities are its shares of Common Stock. Mr. Klug used his personal funds to consummate the Transaction. Upon closing of the Transaction, the Company changed its principal executive offices to 1118 Jefferson Street, Lafayette, Louisiana 70501.

There are currently no contractual or other arrangements that provide for or contemplate a future change in control of the Company.

Disclosures Responsive to Item 5.01(a)(8) of Form 8-K (presented pursuant to Form 10-SB guidelines):

PART I

Item 1.  Description of Business.

Subject to the description of the Transaction and other disclosures reported in this Form 8-K, the disclosures contained in PART I, ITEM 1 of the Companys Form 10-K for the year ended December 31, 2008 filed on January 27, 2009 (file number 09814602) (the 2008 Form 10-K) are hereby incorporated by reference into this Form 8-K.

Item 2.  Management's Discussion and Analysis or Plan of Operation.

The disclosures contained in PART I, ITEM 2 of the Companys Form 10-Q for the quarter ended March 31, 2009 filed on May 11, 2009 (file number 09814602) (the March 2009 Form 10-Q) are hereby incorporated by reference into this Form 8-K.

Item 3.  Description of Property.

The Company has no properties and currently is not a party to any agreements to acquire any properties.

Item 4.  Security Ownership of Certain Beneficial Owners and Management.

Reference is made to the information contained in the Description of Transaction section of this Form 8-K.

Item 5.  Directors, Executive Officers, Promoters and Control Persons.

Reference is made to the information contained in Item 5.02 of this Form 8-K.

Item 6.  Executive Compensation.

Reference is made to the information contained in Item 5.02 of this Form 8-K.

Item 7.  Certain Relationships and Related Transactions, and Director
Independence.

There no reportable transactions or matters involving the Company.

Item 8.  Description of Securities.

The Companys issued and outstanding securities consist only of 10,000,000 shares of Common Stock, par value $0.001 per share. The Company has 10,000,000 authorized shares of preferred stock, none of which are outstanding.

PART II

Item 1. Market Price and Dividends on the Registrant's Common Equity and Other Shareholder Matters.

The Companys Common Stock is not traded on a public trading market. As disclosed herein, all of the Companys outstanding shares of Common Stock are held by G. Darcy Klug. The Company has not paid or declared any cash dividends on its Common Stock since its December 9, 2005 inception. The Company has no securities authorized for issuance under equity compensation plans.

Item 2.  Legal Proceedings.

The Company is not a party to any pending legal proceedings.

Item 3.  Changes in and Disagreements With Accountants.

Since the Companys inception, its independent accountant has been Gately & Associates, LLC. At no time have there been any disagreements with such accountant regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 4.  Recent Sales of Unregistered Securities.

On September 19, 2006, the Company issued a total of 9,900,000 unregistered shares of Common Stock to three individuals, each then being an executive officer or director of the Company. Such shares were issued as compensation and the Company received no cash proceeds in exchange.
Such shares of Common Stock were issued without registration under the Securities Act of 1933, as amended (the Securities Act), pursuant to the exemption from registration provided by Section 4(2) of the Securities Act.

Item 5.  Indemnification of Directors and Officers.

The disclosures contained in PART II, ITEM 5 of the Companys Form 10-SB filed on April 3, 2006 (file number 06733172) are hereby incorporated by reference into this Form 8-K.

PART F/S

The Company's financial statements included in the Company's 2008 Form 10-K and its March 2009 Form 10-Q are hereby incorporated by reference into this Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENTS OF CERTAIN OFFICERS.

By letters of resignation dated June 18, 2009, included as exhibits to this report and incorporated by reference into this Item 5.02, Anthony Hu resigned as the sole member of the Companys Board of Directors, and as the Companys President, Chief Executive Officer and Chairman of the Board, and Simone Crighton resigned as the Company's Chief Financial Officer. Mr. Hus and Ms. Crightons resignations were not the result of any disagreement with the Company on any matter relating to the Companys operations, policies or practices.

Effective June 19, 2009, upon the closing of the Transaction, G. Darcy Klug, age 57, was appointed as the sole member of the Companys Board of Directors, and as the Companys President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board. Mr. Klug does not have an employment agreement with the Company, is not currently being compensated by the Company for his services, and is not a participant in any incentive compensation or benefit plans or arrangements.

Since May 2008, Mr. Klug has been involved with private investments and business pursuits. Until he resigned in May 2008, Mr. Klug was Executive Vice President of OMNI Energy Services Corp. (Nasdaq: OMNI). Mr. Klug joined OMNI in May 2001 after being involved with private investments since 1987. Between 1983 and 1987, Mr. Klug held various positions with a private oil and gas fabrication company including the position of Chief Operating Officer and Chief Financial Officer. Prior to 1983, Mr. Klug held various positions with Galveston-Houston Company, a NYSE-traded manufacturer and lessor of oil and gas equipment. Between 1973 and 1979, he was a member of the audit staff of Coopers & Lybrand (now PricewaterhouseCoopers). Mr. Klug is a
1973 graduate of Louisiana State University and, in 1974, was admitted as a member of the Louisiana State Board of Certified Public Accountants, the Texas State Board of Certified Public Accountants, and the American
Institute of Certified Public Accountants.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

       2.1 Stock Purchase Agreement dated as of June 18, 2009 by and among G. Darcy Klug, Anthony Hu, Simone Crighton, Robert Young and HSM Holdings, Inc.

       3.1 Certificate of Incorporation (filed as Exhibit 3.1 to the Companys Form 10-SB filed on April 3, 2006)

       3.2 By-Laws (filed as Exhibit 3.2 to the Company's Form 10-SB filed on April 3, 2006)

       17.1  Letter of Resignation dated June 18, 2009 from Anthony Hu.

       17.2  Letter of Resignation dated June 18, 2009 from Simone Crighton.





SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HSM HOLDINGS, INC.


Dated:  June 24, 2009

By:    /s/ G. Darcy Klug
       G. Darcy Klug, President and
       Chief Executive Officer





                              EXHIBIT INDEX



Exhibit
No.           Description                           Method of Filing


2.1
              Stock Purchase Agreement               Filed herewith
              dated as of June 28, 2009
              by and among G. Darcy
              Klug, Anthony Hu,
              Simone Crighton,
              Robert Young and
              HSM Holdings, Inc.


3.1           Certificate of                        Filed as Exhibit
              Incorporation                         3.1 to the Companys
                                                    Form 10-SB filed on
                                                    April 3, 2006

3.2           By-Laws                               Filed as Exhibit 3.2
                                                    to the Companys
                                                    Form 10-SB filed on
                                                    April 3, 2006


17.1         Letter of Resignation                  Filed herewith
             dated June 18, 2009
             from Anthony Hu


17.2         Letter of Resignation                  Filed herewith
             dated June 18, 2009
             from Simone Crighton